Exhibit 24


                               POWER OF ATTORNEY

     We, the undersigned, hereby constitute Charles W. Cramb and Richard K. Willard, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below, the Annual Report on Form 10-K pursuant to Section 13 of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 2003, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

SIGNATURE                      TITLE                          DATE
---------                      -----                          ----
/s/ James M. Kilts             Chairman of the Board of       February 17, 2004
--------------------------     Directors, Chief Executive
James M. Kilts                 Officer, President and
                               Director

/s/ Edward F. DeGraan          Vice Chairman of the Board     February 17, 2004
--------------------------     of Directors and Director
Edward F. DeGraan

/s/ Charles W. Cramb           Senior Vice President and      February 17, 2004
--------------------------     Chief Financial Officer
Charles W. Cramb

/s/ Claudio E. Ruben           Vice President, Controller     February 17, 2004
--------------------------     and Principal Accounting
Claudio E. Ruben               Officer

/s/ Roger K. Deromedi
--------------------------     Director                       February 17, 2004
Roger K. Deromedi

/s/ Wilbur H. Gantz
--------------------------     Director                       February 17, 2004
Wilbur H. Gantz

/s/ Michael B. Gifford
--------------------------     Director                       February 17, 2004
Michael B. Gifford

/s/ Ray J. Groves
--------------------------     Director                       February 17, 2004
Ray J. Groves

/s/ Dennis F. Hightower
--------------------------     Director                       February 17, 2004
Dennis F. Hightower

/s/ Herbert H. Jacobi
--------------------------     Director                       February 17, 2004
Herbert H. Jacobi

/s/ Nancy J. Karch
--------------------------     Director                       February 17, 2004
Nancy J. Karch

/s/ Fred H. Langhammer
--------------------------     Director                       February 17, 2004
Fred H. Langhammer

/s/ Jorge Paulo Lemann
--------------------------     Director                       February 17, 2004
Jorge Paulo Lemann

/s/ Marjorie M. Yang
--------------------------     Director                       February 17, 2004
Marjorie M. Yang